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                                                                     EXHIBIT 23


                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
SRS Labs, Inc.


We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, 333-29153 and 333-63493
on Form S-8 of SRS Labs, Inc. of our report dated March 12, 1999, appearing in SRS Labs, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


/s/  Deloitte & Touche LLP

Costa Mesa, California
March 30, 1999